Ontario, Canada New York, United States Hamilton, Bermuda Miami, United States Santiago, Chile London, England Dubai, United Arab Emirates Republic of Singapore Dublin, Ireland Labuan, Malaysia Zurich, Switzerland INVESTOR PRESENTATION – FIRST QUARTER 2014 Validus Holdings, Ltd.

2 This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of Validus’ risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 7) adequacy of Validus’ loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) Validus’ ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of businesses Validus may acquire or new business ventures Validus may start; 15) the effect on Validus’ investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management’s response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Cautionary Note Regarding Forward-looking Statements

3 Selected Market Information at March 31, 2014 Exchange / Ticker: Share Price: Primary Shares Outstanding: Primary Market Capitalization: Annual Dividend/Yield: NYSE / “VR” $37.71 90,786,237 $3.42 billion $1.20 per share (3.18%)

4 • Since commencing operations in late 2005, Validus has established market leading positions both in Bermuda and at Lloyd’s • Business plan since formation has been to focus on short-tail lines which have been and remain the best-priced classes of risk • Maintained a focus on underwriting profits in conjunction with a strong balance sheet • Profitable in every year of operation, 2006 through 2013 • Delivered outstanding financial results since 2007 IPO as measured by growth in diluted book value per share plus accumulated dividends • Active capital management, returning $2.78 billion to investors through repurchases and dividends from VR’s 2007 IPO through March 31, 2014 Validus – Key Accomplishments

5 12.7% Compound Annual Growth in Diluted BVPS plus Accumulated Dividends From Company Formation Through March 31, 2014 Growth in Diluted Book Value Per Share Plus Accumulated Dividends 16.93 19.73 24.00 23.78 29.68 32.98 32.28 35.22 36.23 37.58 0.80 1.60 2.48 3.48 4.48 7.68 7.98 16.93 19.73 24.00 24.58 31.28 35.46 35.76 39.70 43.91 45.56 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Diluted BVPS Cumulative Dividends Diluted BVPS plus Accumulated Dividends

6 Validus Consolidated Highlights Gross Premium Written - $2.3 billion last 12 months ended March 31, 2014 1) $2.3 billion consolidated gross premiums written is net of $89.1 million of intersegment eliminations. Val Re 47% AlphaCat 6% Talbot 47% Property Cat XOL 30% Other Property 17% Marine 24% Specialty 29%

7 Validus Reinsurance Highlights Gross Premium Written - $1.2 billion last 12 months ended March 31, 2014 Net Operating Income 1) Validus Reinsurance segment does not include AlphaCat. 2) Net operating income is expressed in millions of U.S. Dollars. 362.3 192.5 506.3 332.7 100.9 307.4 498.2 132.9 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 2007 2008 2009 2010 2011 2012 2013 Q1 2014 Property Cat XOL 49% Other Property 10% Marine 16% Agriculture 12% Other Specialty 13%

8 U.S. Property Catastrophe Rate on Line Index Property Catastrophe Rate Environment 1) Source: Guy Carpenter. 2) Index value of 100 in 1990. 3) All data points as of January 1. 111% 133% 152% 173% 154% 145% 255% 233% 195% 215% 190% 184% 202% 210% 179% 100% 125% 150% 175% 200% 225% 250% 275% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Validus Reinsurance – Access to Multiple Sources of Underwriting Capital



Validus Re
$3,916
AlphaCat
ILS Funds
$612
PαCRe
$576
AlphaCat
Side Cars
$161

- Primary Validus operating entity in Bermuda
- Financial Strength Rating of "A" from both A.M. Best and Standard & Poor's

- Includes AlphaCat Diversified and Advantage ILS funds plus a single investor account, AlphaCat Prima Fund
- Provide targeted exposure based on investor risk/return appetite
- $352 million of third party investment at April 1, 2014

- Capitalized in April 2012
- Rated "A- (Excellent)" by A.M. Best

- Includes AlphaCat Re 2014
- Sidecars scaled to meet market demand
- Invest in collateralized property catastrophe reinsurance retro and short-tail specialty insurance

VALIDUS GROUP

1) Validus Re underwriting capital includes Validus' share of PαCRe, AlphaCat ILS Funds and AlphaCat Side Cars.
2) PαCRe, AlphaCat ILS funds and AlphaCat Side Cars represent total assets under management.
3) AlphaCat 2014, Ltd. was fully deployed with $204.0 million of available limit at January 1, 2014.
4) Capital is expressed in millions of U.S. Dollars as of March 31, 2014.

9

10 AlphaCat Highlights Gross Premium Written - $135 million Last 12 months ended March 31, 2014 Net Operating Income Cat Bonds 4% ILWs 1% Parametric Contract 1% Reinsurance 94% 1) The pie chart above was created based on exposed limit. 2) Gross premium written includes reinsurance, ILWs, and parametric contracts, but does not include cat bonds. 3) Net operating income excludes non-controlling interest and is expressed in millions of U.S. Dollars. 4) AlphaCat began operations in 2008, and became a stand alone segment in 2011. 26.2 43.1 45.2 14.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2011 2012 2013 Q1 2014

11 8.8 15.7 16.6 5.8 2.5 7.2 9.7 2.3 $0 $5 $10 $15 $20 $25 $30 2011 2012 2013 Q1 2014 Third Party Related Party AlphaCat Income 1) Management fee income and Validus share of Q1 2014 net income are expressed in millions of U.S. Dollars. Management Fee Income Validus Share of YTD 2014 Net Income $15.7 million 22.9 26.3 11.3 • Management fees of $5.8 million • Income from Operating Affiliates of $6.7 million • Accounting gain on deconsolidation of ILS fund $1.4 million • PαCRe contribution of $4.8 million, which includes our share of unrealized gains of $4.7 million • Expenses incurred by AlphaCat Managers of $(3.0) million 8.1

AlphaCat - Over $1 billion in Assets Under Management
As of April 1, 2014



AlphaCat
2014
AlphaCat
Diversified Fund
AlphaCat
Prima Fund
AlphaCat
Advantage Fund
PαCRe
Loss Free Yield
Expected Loss
Commingled Funds
Managed Account
Rated Vehicle
Sidecar

VALIDUS GROUP

1) "Expected Loss" represents the average annual loss over the set of simulation scenarios as calculated by Validus' VCAPS divided by the total limit plus cash. "Loss Free Yield" equal to premiums less commissions divided by collateral required to fund contracts at inception plus cash.
2) Bubble size represents capital of vehicle available to support reinsurance capacity.

12

13 Talbot Highlights Gross Premium Written - $1.1 billion last 12 months ended March 31, 2014 Net Operating Income 1) Net operating income is expressed in millions of U.S. Dollars. 77.6 49.1 98.1 95.4 35.2 104.2 186.5 33.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2007 2008 2009 2010 2011 2012 2013 Q1 2014 Marine 34% Property 22% War 17% Onshore Energy 10% Aviation 9% Fin. Inst 4% Other 4%

14 1) Rate index reflects the whole account rate change, as adjusted for changes in exposure, inflation, attachment point and terms and conditions. Talbot Composite Rate Index – The Benefits of Cycle Management 100% 126% 187% 208% 206% 204% 218% 207% 197% 210% 209% 215% 221% 220% 213% 75% 100% 125% 150% 175% 200% 225% 250% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

15 1) Source: Moody’s Analytics. Converted at rate of exchange £1.00 = $1.65 as at December 31, 2014. 2) Data for the 2014 year of account. 3) Expressed in millions of U.S. Dollars. Validus Presence at Lloyd’s – 2014 Syndicate Capacity of Bermuda Peers 1,031 602 577 330 297 279 200 196 $0 $200 $400 $600 $800 $1,000 $1,200

16 1) A full explanation and disclaimer is contained in the notes on non-GAAP and other financial and exposure measures found in the Appendix hereto. 2) 1:100 year PML as a % of capital and shareholder’s equity is based on United States Hurricane PML. Transparent Risk Disclosure – April 1, 2014 Portfolio Estimated Exposures to Peak Zone Property Catastrophe Losses (Expressed in thousands of U.S. Dollars) Probable Maximum Losses by Zone and Peril Consolidated (Validus Re and Talbot) Estimated Net Loss Zones Perils 20 year return period 50 year return period 100 year return period 250 year return period Validus Re Net Maximum Zonal Aggregate United States Hurricane 287,386 480,986 733,741 1,010,120 1,698,558 California Earthquake 83,542 225,721 327,037 429,687 1,403,669 Europe Windstorm 102,589 183,677 263,536 406,638 1,283,596 Japan Earthquake 95,631 154,594 190,487 262,111 580,384 Japan Typhoon 37,484 97,151 167,267 214,351 570,333 1:100 year PML equal to 16.5% of quarter end capital, 20.1% of shareholders’ equity

Realistic Disaster Scenarios

Estimated Exposures to Specified Loss Scenarios - As of January 1, 2014

(Expressed in millions of U.S. Dollars)

Consolidated (Validus Re and Talbot)

Type	Catastrophe Scenarios	Description		Estimated Consolidated (Validus Re and Talbot) Net Loss	% of latest 12 Months Consolidated Net Premiums Earned
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-tonne conventional bomb blast	$	138.3	6.7%
Terrorism	Exchange Place	Lower Manhattan suffers a 2-tonne conventional bomb blast		75.2	3.7%
Marine	Marine collision in Prince William Sound	Fully laden tanker collides with a cruise vessel in Prince William Sound		131.3	6.4%
Marine	Major cruise vessel incident	US-owned cruise vessel sunk or severely damaged		111.6	5.4%
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex		188.2	9.2%
Aviation	Aviation collision	Collision of two aircraft over a major city		77.7	3.8%
Satellite	Proton flare	Large single or sequence of proton flares results in loss to all satellites in synchronous orbit		21.7	1.1%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss		32.2	1.6%
Liability	Professional lines	Failure or collapse of a major corporation		31.7	1.5%
Liability	Professional lines	UK pensions mis-selling		17.2	0.8%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional contagion		85.3	4.2%
Political Risks	Middle East	US and Iran escalate into military confrontation; regional contagion		11.4	0.6%
Political Risks	Russia	The Russian corporate sector struggles to deal with the effects of crashing commodity and stock prices		39.9	1.9%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval		38.0	1.9%
Political Risks	Nigeria	Severe economic, political and social crisis in Nigeria leads to widespread civil unrest		32.4	1.6%

17

VALIDUS GROUP

1) A full explanation and disclaimer is contained in the notes on non-GAAP and other financial and exposure measures found in the Appendix hereto.

18 Validus – Active Capital Management • Common share repurchases of $513.5 million • Q1 2013 special dividend in the amount of $2.00 per share • A 20% increase in the regular quarterly dividend to $0.30 per share Expressed in millions of U.S. Dollars 1) Capital management inception to date of $2.78 billion is through March 31, 2014. Capital Management Inception to Date of $2.78 billion 2013 Capital Management Actions 2014 Capital Management Actions • On Feb 5, 2014 Validus reset the common share repurchase authorization to $500.0 million • Common share repurchases of $197.3 million 1,917.7 628.5 230.8 Special Dividend Common Share Dividends Share Repurchase

19 8.4% year over year decrease in gross premiums written (9.2% at Validus Re, 12.6% at AlphaCat and 1.0% at Talbot) 17.7% ROAE and 15.9% net operating ROAE 1) VR diluted book value per share, operating income, operating EPS, managed gross premiums written and operating ROAE are non-GAAP financial measures. Please refer to notes on non-GAAP and other financial and exposure measures found in the Appendix hereto. 68.3% combined ratio (53.6% at Validus Re, (2.5)% at AlphaCat and 86.5% at Talbot) Net income available to Validus of $162.4 million and diluted EPS of $1.66 Book value per diluted share of $37.58 4.6% growth (including dividends) in Q1 2014 First Quarter 2014 Financial Results Net operating income available to Validus of $146.1 million and diluted operating EPS of $1.49

20 Investment Portfolio at March 31, 2014 • Total cash and invested assets of $7.80 billion – Emphasis on the preservation of invested assets – Provision of sufficient liquidity for prompt payment of claims – Comprehensive portfolio disclosure • Average portfolio rating of AA- • Duration of 1.61 years • Quarter to date average investment yield: 1.29% 23.7% 17.1% 14.4% 9.0% 8.5% 8.3% 8.0% 5.7% 3.8% 0.6% 0.4% 0.3% 0.2% 0% 10% 20% 30% Short term and cash U.S. corporate U.S. Govt. and Agency Non-U.S. corporate Other Bank loans ABS Non-U.S. Govt. and Agency Agency RMBS State and local Cat bonds CMBS Non-Agency RMBS

21 Gross Loss Reserves at March 31, 2014 • Gross reserves for losses and loss expenses of $2.93 billion: – $2.58 billion net of reinsurance • IBNR represents 49.8% of reserves • No notable losses in Q1 2014 • Favorable reserve development during Q1 2014: – Talbot favorable development of $21.5m – Validus Re favorable development of $10.0m – AlphaCat favorable development of $7.9m Favorable Reserve Development Validus Gross Reserve Mix 1) Favorable reserve development is expressed in millions of U.S. Dollars. Case Reserves 50.2% IBNR Reserves 49.8% 175.0 205.4 41.0 65.1 33.6 39.4 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2012 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014

22 • International reinsurance and insurance business • Size and scale to compete effectively • Active capital management • Three distinct yet complementary operating segments • Focused on short-tail classes of reinsurance and insurance • Leadership position in property catastrophe reinsurance • Able to expand market profile through use of third party capital • Profitable in every year since inception • Short duration, highly liquid, conservative balance sheet • Transparent risk disclosure Conclusion – Continue to be Well Positioned for 2014 and Beyond

APPENDIX Investor Presentation

24 Abbreviated Balance Sheets 1) A full explanation and disclaimer is contained in the note on non-GAAP financial and other measures found in the Appendix hereto. (Expressed in thousands of U.S. Dollars) December 31, 2011 December 31, 2012 December 31, 2013 March 31, 2014 Assets Fixed maturities $ 4,894,145 $ 5,085,334 $ 5,542,258 $ 5,287,600 Short-term investments 280,191 1,114,250 751,778 831,800 Other investments 16,787 564,448 618,316 662,974 Cash and cash equivalents 832,844 1,219,379 1,056,346 1,017,350 Total investments and cash 6,023,967 7,983,411 7,968,698 7,799,724 Goodwill and Intangible assets 135,124 130,962 126,800 125,760 Other assets 1,459,380 1,905,891 1,750,934 2,330,605 Total assets $ 7,618,471 $ 10,020,264 $ 9,846,432 $ 10,256,089 Liabilities Reserve for losses and loss expenses $ 2,631,143 $ 3,517,573 $ 3,030,399 $ 2,925,059 Unearned premiums 772,382 894,362 824,496 1,273,734 Other liabilities 229,739 365,423 475,388 508,856 Notes payable to operating affiliates - - 439,272 561,373 Senior notes payable 246,982 247,090 247,198 247,225 Debentures payable 289,800 540,709 541,416 541,454 Total liabilities $ 4,170,046 $ 5,565,157 $ 5,558,169 $ 6,057,701 Redeemable noncontrolling interest - - 86,512 8,390 Shareholders' equity Capital $ 1,904,696 $ 2,176,411 $ 1,694,085 $ 1,506,385 Retained earnings 1,543,729 1,844,416 2,010,009 2,142,679 Total shareholders' equity available to Validus 3,448,425 4,020,827 3,704,094 3,649,064 Noncontrolling interest - 434,280 497,657 540,934 Total shareholders' equity 3,448,425 4,455,107 4,201,751 4,189,998 Total liabilities, noncontrolling interests and shareholders' equity $ 7,618,471 $ 10,020,264 $ 9,846,432 $ 10,256,089 Debt to capital ratio 6.2% 4.7% 4.9% 5.0% Debt and hybrid to capital ratio 13.5% 15.0% 15.5% 15.8% Investments and cash to equity 174.7% 179.2% 189.7% 186.2%

Net Operating Income Reconciliation

Net Operating Income available to Validus, Net Operating Income per share available to Validus and Annualized Net Operating Return on Average Equity

(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three months ended		Year ended	
	March 31, 2014	March 31, 2013	December 31, 2013	December 31, 2012
Net income available to Validus	$ 162,388	$ 223,243	$ 532,666	$ 408,438
Adjustments for:				
Gain on bargain purchase, net of expenses	-	-	-	(17,701)
Net realized (gains) on investments	(3,740)	(1,721)	(3,258)	(18,233)
Change in net unrealized (gains) losses on investments	(55,693)	7,237	58,481	(17,585)
(Income) loss from investment affiliate	(5,348)	(1,477)	(4,790)	964
Foreign exchange losses (gains)	6,478	(6,922)	(2,505)	(4,798)
Net income (loss) attributable to noncontrolling interest	42,005	(4,742)	(1,922)	(17,253)
Net operating income available to Validus	146,090	215,618	578,672	333,832
Less: Dividends and distributions declared on outstanding warrants	(1,552)	(14,464)	(19,214)	(6,693)
Net operating income available to Validus, adjusted	$ 144,538	$ 201,154	$ 559,458	$ 327,139
Net income per share available to Validus – diluted	1.66	1.90	4.94	3.99
Adjustments for:				
Gain on bargain purchase, net of expenses	-	-	-	(0.17)
Net realized (gains) on investments	(0.04)	(0.02)	(0.03)	(0.18)
Change in net unrealized (gains) losses on investments	(0.57)	0.07	0.57	(0.17)
(Income) loss from investment affiliate	(0.06)	(0.02)	(0.06)	0.01
Foreign exchange losses (gains)	0.07	(0.06)	(0.02)	(0.05)
Net income (loss) attributable to noncontrolling interest	0.43	(0.04)	(0.02)	(0.17)
Net operating income per share available to Validus - diluted	$ 1.49	$ 1.83	$ 5.38	$ 3.26
Weighted average number of common shares and common share equivalents	97,799,519	110,052,999	103,970,289	102,384,923
Average shareholders' equity available to Validus	3,676,579	3,962,359	3,806,166	3,624,090
Annualized net operating return on average equity	15.9%	21.8%	15.2%	9.2%

VALIDUS GROUP

25

26 1) Weighted average exercise price for those warrants and stock options that have an exercise price lower than book value per share. 2) Using the "as-if-converted" method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding. Diluted Book Value Per Share Reconciliation (Expressed in thousands of U.S. Dollars, except share and per share information) March 31, 2014 Equity amount Shares Exercise Price (1) Book value per share Book value per common share, reported Book value per common share Total shareholders' equity available to Validus $ 3,649,064 90,786,237 $ 40.19 Diluted book value per common share Total shareholders' equity available to Validus $ 3,649,064 90,786,237 Assumed exercise of outstanding warrants (1) 90,950 5,174,114 $ 17.58 Assumed exercise of outstanding stock options (1) 27,396 1,482,694 $ 18.48 Unvested restricted shares - 2,805,320 Diluted book value per common share $ 3,767,410 100,248,365 $ 37.58 Adjustment for accumulated dividends 7.98 Diluted book value per common share plus accumulated dividends $ 45.56

27 In presenting the Company’s results herein, management has included and discussed certain schedules containing underwriting income (loss), net operating income (loss) available (attributable) to Validus, managed gross premiums written, annualized return on average equity and diluted book value per common share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that these measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company’s core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income, finance expenses, transaction expenses, net realized gains (losses) on investments, change in net unrealized gains (losses) on investments, income (loss) from investment affiliates and foreign exchange gains (losses). Net operating income (loss) available (attributable) to Validus is calculated based on net income (loss) available (attributable) to Validus excluding net realized gains (losses), change in net unrealized gains (losses) on investments, income (loss) from investment affiliates, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net income is the most directly comparable GAAP measure. Net operating income focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, net unrealized gains (losses) on investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total shareholders’ equity plus the assumed proceeds from the exercise of outstanding stock options and warrants, divided by the sum of unvested restricted shares, stock options, warrants and share equivalents outstanding (assuming their exercise). Reconciliations to the most comparable GAAP measure for net operating income and diluted book value per share can be found on pages 25 and 26, respectively. Net loss estimates and zonal aggregates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth herein are based on an Occurrence basis on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, there can be no assurance that such third party models are free of defects in the modeling logic or in the software code. Commencing in January 2012, the Company incorporated RMS version 11 as part of its vendor models. Notes on Non-GAAP and Other Financial and Exposure Measures

28 The Company has presented the Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyds' syndicates, including the Company's Talbot Syndicate 1183, are required to provide details of their potential exposures to specific disaster scenarios. Lloyds' makes its updated Realistic Disaster Scenarios (RDS) guidance available to the market annually. The RDS scenario specification document for 2012 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/The-Market/Tools-and-Resources/Research/Exposure-Management/Realistic-Disaster-Scenarios The Consolidated Net Premiums Earned used in the calculation represent the latest 12 months of net premiums earned up to March 31, 2014. The SNL Financial codes used on pages 6 and 7 are as follows: Common Equity – 3799, DBVPS – 134094, Dividends – 161. Modeling catastrophe threat scenarios is a complex exercise involving numerous variables and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possibly materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies. A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company. Investors should not rely on the information set forth in this presentation when considering an investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth herein speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company. Notes on Non-GAAP and Other Financial and Exposure Measures – Continued

Street Address: 29 Richmond Road Pembroke, Bermuda Mailing Address: Suite 1790 48 Par-la-Ville Road Hamilton, Bermuda HM 11 Telephone: +1-441-278-9000 Email: investor.relations@validusholdings.com For more information on our company, products and management team please visit our website at: www.validusholdings.com